UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2024

PayPal Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36859	47-2989869
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2211 North First Street

San Jose, CA 95131

(Address of principal executive offices)

(408) 967-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	PYPL	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 8, 2024, PayPal, Inc. (collectively with PayPal Holdings, Inc. and PayPal, Inc.’s and PayPal Holdings, Inc.’s respective subsidiaries and affiliates the “Company”) and Peggy Alford, the Company’s Executive Vice President, Global Sales and Merchant Services, entered into a Separation Agreement (the “Agreement”). The Agreement was entered into in connection with Ms. Alford’s upcoming departure from the Company on January 31, 2024, which was announced on December 6, 2023.

The circumstances of Ms. Alford’s termination of employment with the Company qualify her for a severance pay benefit, Annual Incentive Plan (“AIP”) bonus treatment, health benefits, equity award treatment and outplacement services consistent with a “Qualifying Termination” (as defined in the Executive Vice President section of Appendix A, by reason of subsection a.) under the terms of the PayPal Holdings, Inc. Executive Change in Control and Severance Plan, as amended and restated (the “Plan”) previously filed with the SEC on February 10, 2023 as Exhibit 10.07 to the Company’s Annual Report on Form 10-K, as well as continued equity award vesting and health benefits consistent with a “Qualifying Termination” (as defined in Appendix B of the Plan, by reason of subsection b.). The Agreement provides for the payment of a severance pay benefit, fiscal year 2023 AIP bonus, a pro-rata fiscal year 2024 AIP bonus, benefits and equity award treatment under and in accordance with Appendix A of the Plan and continued equity award vesting and health benefits under and in accordance with Appendix B of the Plan, in exchange for a release of claims, compliance with restrictive covenants and other valuable consideration.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PayPal Holdings, Inc.
(Registrant)

Date: January 8, 2024	/s/ Brian Yamasaki
Name: Brian Yamasaki
Title: Vice President, Corporate Legal and Secretary